UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2006 (June 12, 2006)
Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(303) 293-9100
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release dated June 12, 2006
Presentation to be Made on June 14, 2006

Item 7.01. Regulation FD Disclosure.
     On June 13, 2006, the Company issued a corrected press release (correcting a release issued June 12, 2006) announcing its participation in the Morgan Stanley Small Cap Executive Conference in New York City, New York on June 14-16, 2006. Company President and Chief Executive Officer Fredrick J. Barrett will present to the conference on Wednesday, June 14, 2006 at 9:45 a.m. EST. Mr. Barrett’s presentation will be available on the Company’s website at http://www.billbarrettcorp.com prior to the presentation.
     A copy of the corrected press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of Mr. Barrett’s presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated June 13, 2006

99.2	Presentation to be made on June 14, 2006

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2006	BILL BARRETT CORPORATION
	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President — General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 13, 2006

99.2	Presentation to be made on June 14, 2006

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